UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 14, 2019

Date of report (Date of earliest event reported)

SPS COMMERCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, MN	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 435-9400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SPSC	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 14, 2019, SPS Commerce, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders and the Company’s stockholders voted on the following matters:

Election of Directors

The following nominees were elected to serve as directors for a term that will last until the Company’s 2020 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The voting with respect to the election of directors was as follows:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Archie C. Black	14,464,683	58,160	4,182	721,331

Martin J. Leestma	13,857,465	665,269	4,291	721,331

James B. Ramsey	13,942,227	580,507	4,291	721,331

Marty M. Reaume	13,947,363	575,396	4,266	721,331

Tami L. Reller	14,019,776	502,983	4,266	721,331

Philip E. Soran	14,026,519	357,035	143,471	721,331

Sven A. Wehrwein	13,738,542	784,192	4,291	721,331

Ratification of the Selection of KPMG LLP as the Company’s Independent Auditor for 2019

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 by voting as follows:

For	Against	Abstain	Broker Non-Votes
15,232,169	13,895	2,292	0

Advisory Vote on Approval of the Compensation of the Company’s Named Executive Officers (“Say-on-Pay”)

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by voting as follows:

For	Against	Abstain	Broker Non-Votes
13,144,441	1,379,311	3,273	721,331

Advisory Vote on the Frequency of Holding Future Say-on-Pay Votes

The Company’s stockholders voted, on an advisory basis, to hold a Say-on-Pay vote annually by voting as follows:

1 Year	2 Years	3 Years	Abstain
14,307,037	1,471	215,920	2,597

After considering the stockholders’ advisory vote results, the Company has determined that it will continue to hold Say-on-Pay votes annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: May 17, 2019	By:	/s/ KIMBERLY K. NELSON
Kimberly K. Nelson Executive Vice President and Chief Financial Officer